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                                                                    EXHIBIT 10.4


                                LOCK-UP AGREEMENT


                  THIS LOCK-UP AGREEMENT (the "AGREEMENT") is made and entered into as of the 14th day of February, 2005, between Technest Holdings, Inc., a Nevada corporation ("TECHNEST"), and the individuals that execute and deliver a Counterpart Signature Page hereof, and sometimes collectively referred to herein as the "SHAREHOLDERS" and each, a "SHAREHOLDER." For all purposes of this Agreement, "Shareholder" includes any "affiliate, controlling person of Shareholder, agent, representative or other person with whom Shareholder is acting in concert with.

                  WHEREAS, Markland Technologies, Inc, a Florida corporation (the "BUYER"), is acquiring Common Stock of Technest (the "CHANGE IN CONTROL TRANSACTION"); and

                  WHEREAS, the Buyer that is participating in the Change in Control Transaction has identified a potential reorganization, merger or acquisition for Technest that may or may not be completed or if completed, may or may not be beneficial to Technest and its stockholders (the "REORGANIZATION TRANSACTION"); and

                  WHEREAS, in order to facilitate the consummation of the transactions contemplated by the Change in Control Transaction and the Reorganization Transaction and to protect the Company, the Shareholders have agreed to enter into this Agreement and to restrict the public sale, assignment, transfer, conveyance, hypothecation or alienation of the Common Stock, all on the terms set forth below.

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Except as otherwise expressly provided herein, and except as each Shareholder may be otherwise restricted from selling shares of Common Stock, each Shareholder agrees (a) not to directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), or enter into any swap, hedge or other arraignment to transfer any economic consequences of ownership or otherwise dispose of any of the Common Stock or publicly announce the undersigned's intention to do any the foregoing, for the period commencing on the execution and delivery of this Agreement and until the earlier of (i) the seven (7) month period from the filing of a Form 8-K ("SUCCESSOR ISSUER 8-K") in connection with the Closing of the Reorganization Transaction and (ii) such time as there shall be an effective registration statement providing for the sale of the Shareholders' Common Stock (the "LOCK-UP PERIOD");

                  2. An appropriate legend describing this Agreement shall be imprinted on each stock certificate representing Common Stock covered hereby, and the transfer records of Technest transfer agent shall reflect such appropriate restrictions.

                  3. During the Lock-Up Period, Technest shall maintain its "reporting" status with the Securities and Exchange Commission; file all reports that are required to be filed by it during such period; and use its best efforts to ensure that the Common Stock is continually quoted for public trading on a nationally recognized medium of no less significance than the OTC Electronic Bulletin Board of the National Association of Securities Dealers, Inc. (the "NASD"), the NASDAQ Small Cap or a recognized national stock exchange.

                  4. Each Shareholder signing this Agreement shall have the right to have any shares of Common Stock subject to this Agreement included in the next registration statement to be filed by Technest for the sale of its Common Stock (other than a registration statement on Forms S-8 or S-4). Notwithstanding anything to the contrary set forth herein, Technest may, in its sole discretion and in good faith, at any time and from time to time, waive any of the conditions or restrictions contained herein to increase the liquidity of the Common Stock or if such waiver would otherwise be in the best interests of the development of the trading market for the Common Stock. Unless otherwise agreed by the Shareholders, all such waivers shall be pro rata, as to all of the Shareholders who executed a Lock-Up Agreement in connection with the Change in Control Transaction whose Common Stock can, at the time of any such waiver, be

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publicly sold in accordance with the Securities Act of 1933, as amended (the
"SECURITIES ACT"), or Rule 144 promulgated thereunder by the Securities and Exchange Commission or otherwise.

                  5. Other than the contemplated Reorganization Transaction or any merger with a subsidiary, in the event of: (a) a completed tender offer to purchase all or substantially all of Technest' issued and outstanding securities; or (b) a merger, consolidation or other reorganization of Technest with or into an unaffiliated entity, then this Agreement shall terminate as of the closing of such event and the Common Stock restricted pursuant hereto shall be released from such restrictions.

                  6. Except as otherwise provided in this Agreement or any other agreements between the parties, the Shareholders shall be entitled to their respective beneficial rights of ownership of the Common Stock, including the right to vote the Common Stock for any and all purposes.

                  7. This Agreement may be executed in any number of counterparts with the same force and effect as if all parties had executed the same document.

                  8. All notices, instructions or other communications required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by certified mail, return receipt requested, overnight delivery or hand-delivered to all parties to this Agreement, to Technest, at 90 Grove Street, Ridgefield, Connecticut 06877; or, subsequent to the Closing of the Change in Control Transaction and the Reorganization Transaction, to 8 Faneuil Hall, Boston, Massachusetts 02109; and to the Shareholders, at the addresses in their Counterpart Signature Pages. All notices shall be deemed to be given on the same day if delivered by hand or on the following business day if sent by overnight delivery or the second business day following the date of mailing.

                  9. The resale restrictions on the Common Stock set forth in this Agreement shall be in addition to all other restrictions on transfer imposed by applicable United States and state securities laws, rules and regulations.
                  10. Technest or each Shareholder who fails to fully adhere to the terms and conditions of this Agreement shall be liable to every other party for any damages suffered by any party by reason of any such breach of the terms and conditions hereof. Each Shareholder agrees that in the event of a breach of any of the terms and conditions of this Agreement by any such Shareholder, that in addition to all other remedies that may be available in law or in equity to the non-defaulting parties, a preliminary and permanent injunction, without bond or surety, and an order of a court requiring such defaulting Shareholder to cease and desist from violating the terms and conditions of this Agreement and specifically requiring such Shareholder to perform his/her/its obligations hereunder is fair and reasonable by reason of the inability of the parties to this Agreement to presently determine the type, extent or amount of damages that Technest or the non-defaulting Shareholders may suffer as a result of any breach or continuation thereof.

                  11. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof, and may not be amended except by a written instrument executed by the parties hereto.

                  12. This Agreement shall be terminated automatically if the Reorganization Transaction is not closed on or before February 18, 2005.

                  13. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts entered into and to be performed wholly within said State; and Technest and the Shareholders agree that any action based upon this Agreement may be brought in the United States and state courts of New York only, and each submits himself/herself/itself to the jurisdiction of such courts for all purposes hereunder.

                  IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as of the day and year first above written.


                                           TECHNEST HOLDINGS, INC.


Date: _________________________            By __________________________________

                                           Its _________________________________


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

                                LOCK-UP AGREEMENT
                           COUNTERPART SIGNATURE PAGE

                  This Counterpart Signature Page for that certain Lock-Up Agreement (the "AGREEMENT") dated as of the 11th day of February, 2005, among Technest Holdings, Inc., a Nevada corporation ("TECHNEST"); and certain persons who are "Shareholders" of Technest, by which the undersigned, through execution and delivery of this Counterpart Signature Page, intends to be legally bound by the terms of the Agreement, as a Shareholder, of the number of shares of Technest set forth below or hereafter acquired during the Lock-Up Period as defined in the Agreement.



                         _______________________________________________________
                         (Entity Name, if Applicable)


                         _______________________________________________________
                         (Printed Name)


                         _______________________________________________________
                         (Signature)


                         _______________________________________________________
                         (Street Address)


                         _______________________________________________________
                         (City and State)


                         _______________________________________________________
                         (Number of Shares Owned or Underlying Other Securities)


                         _______________________________________________________
                         (Date)


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